                                                                   Exhibit 10.32

                            ASSIGNMENT AND ASSUMPTION

                                       OF

                          OPTION TO PURCHASE AGREEMENT

                  This ASSIGNMENT AND ASSUMPTION AGREEMENT OF OPTION TO PURCHASE
AGREEMENT ("Assignment"), is entered into and made effective as of the 6th day of April, 2007 (the "Effective Date") by and between AG PARTNERS, L.L.C., an
Iowa limited liability company ("Assignor") and OREGON TRAIL ENERGY, LLC, a
Delaware limited liability company ("Assignee").

                                    RECITALS

         1. DEAN LIETZ AND BETH LIETZ ("Seller") and Assignor entered into a
Option to Purchase Agreement dated September 18, 2006 ("Option Agreement"), for the purchase of property located in Buena Vista County, Iowa and more particularly described on EXHIBIT A attached hereto.

         2. Pursuant to Section 7 of the Option Agreement, Assignor desires to transfer its interest in and to the Option Agreement to Assignee.

                                    AGREEMENT

         In consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follow:

         1. Assignor hereby assigns to Assignee, all of Assignor's right, title and interest in and to the Option Agreement as of the Effective Date.

         2. Assignee hereby assumes and agrees to be bound by and to abide by each and every one of the terms and conditions of the Option Agreement as of the
Effective Date.

         3. Assignee agrees to indemnify, defend and hold harmless Assignor, its successors and assigns and its employees, agents, directors, officers and affiliated companies from any and all losses, liabilities, damages, claims, suits, costs or expenses (including but not limited to attorneys' fees), or injuries to any persons or property arising out of, resulting from, or in connection with Assignee's performance under or breach of the Option Agreement.

         4. If within six (6) months of the date of this Assignment, Assignee for any reason does not (1) commence construction of the physical ethanol facility on the Property related to and for the purpose of the ethanol project currently contemplated by the parties to this Agreement ("Ethanol Project"), and
(2) bring the Ethanol Project currently contemplated to full and complete financial close, then Assignor, at its sole option, may (i) if the option to purchase the property set forth on Exhibit A has not been exercised, require
Assignee to assign the option back to Assignor without any additional expenses to Assignor, or (ii) if the option has been exercised, purchase the property from Assignee for the Purchase Price set forth under the Option

Agreement, less any amounts Assignor paid to acquire the option and any amounts for any work done by Assignor or on Assignor's behalf in connection with the ethanol project.

5. If within six (6) months of the date of this Assignment, Assignee for any reason does not reach a definitive corn supply services agreement with Assignor related to and for the purpose of the Ethanol Project then Assignor, at its sole option, may (i) if the option to purchase the Option Property set forth on
Exhibit A has not been exercised, require Assignee to assign the Option
Agreement back to Assignor without any additional expenses to Assignor, or (ii)
if the option has been exercised, purchase the Option Property from Assignee for the Purchase Price set forth under the Option Agreement, less any amounts
Assignor paid to acquire the Option Agreement and any amounts for any work done by Assignor or on Assignor's behalf in connection with the Ethanol Project.

6. In the event that the period within which the Option under the Option
Agreement may be exercised is extended, then the six (6) month period described in sections 4 and 5 above shall be extended by the same period of time by which the period of extension for the exercise of the Option.

7. This Assignment shall bind and shall inure to the benefit of Assignor and
Assignee and their respective successors and assigns.

8. Assignor shall execute and deliver such further instruments of assignment and take any such other action as Assignee may require to more effectively complete the transfer and delivery of the Assignment to Assignee.

9. This Assignment may be executed in two or more counterparts, each of which may be deemed an original but together shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Assignment and Assumption of Option to Purchase Agreement as of the date first above written.

         ASSIGNOR:         AG PARTNERS, L.L.C.

         By:    /s/ Troy J. Upah
             -----------------------------------

         Name:  Troy J. Upah
               ---------------------------------

         Its:   Chief Executive Officer
              ----------------------------------

         ASSIGNEE:         BIOFUEL ENERGY, LLC

         By:    /s/ Scott H. Pearce
             -----------------------------------

         Name:  Scott H. Pearce
               ---------------------------------

         Its:   Authorized Representative
              ----------------------------------

                                    EXHIBIT A

                            OPTION AGREEMENT ATTACHED